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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: OCTOBER 10, 2000

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   Maryland                       0-2525                  31-0724920
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(STATE OR OTHER           (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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ITEM 5.  OTHER EVENTS.

     On October 10, 2000, Huntington Bancshares Incorporated ("Huntington") announced that Michael J. McMennamin has been appointed chief financial officer and treasurer of Huntington to replace Anne Creek. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         Exhibit 99 -- News release of Huntington Bancshares Incorporated, dated October 10, 2000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   By: HUNTINGTON BANCSHARES INCORPORATED


Date:    October 10, 2000              /s/ Peter Geier
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                                       Peter Geier, President
                                        and General Counsel


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                                  EXHIBIT INDEX


Exhibit No.                    Description

       99          *           News release of Huntington Bancshares
                               Incorporated issued on October 10, 2000.


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* Filed with this report.